                                                                   Exhibit 10.34
================================================================================

                              BOND PLEDGE AGREEMENT

                                     BETWEEN

                       SNOWFLAKE WHITE MOUNTAIN POWER, LLC

                                      AND

                                  COBANK, ACB,
                              as Collateral Agent

                                   ----------

                          Dated as of September 1, 2006

                                   ----------

================================================================================

          This BOND PLEDGE AGREEMENT ("Agreement"), dated as of September 1, 2006, made by SNOWFLAKE WHITE MOUNTAIN POWER, LLC, an Arizona limited liability company ("Pledgor"), to COBANK, ACB, as Collateral Agent (in such capacity, the "Bank"), pursuant to the Credit Agreement, dated as of September 1, 2006 (the "Credit Agreement"), by and among Pledgor, Renegy, LLC, an Arizona limited liability company ("Renegy"), Renegy Trucking, LLC, an Arizona limited liability company ("Renegy Trucking" and together with SWMP and Renegy, the "Borrowers"). CoBank, ACB, as lead arranger, Administrative Agent and Collateral Agent, CoBank, ACB, as letter of credit issuer, and the financial institutions party thereto ("Lenders").

                                   WITNESSETH:

          WHEREAS, pursuant to an Indenture of Trust, dated as of September 1, 2006 (as in effect from time to time, the "Indenture"), between The Industrial Development Authority of the City of Show Low, Arizona (the "Issuer") and J.P. Morgan Trust Company, National Association ("Trustee"), the Issuer is issuing $39,250,000 aggregate principal amount of its Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006 (the "Bonds"); and

          WHEREAS, the Indenture provides for the purchase of Bonds under certain circumstances as set forth in Sections 4.1 and 4.2 of the Indenture (the "Purchased Bonds") from the holders thereof; and

          WHEREAS, in connection with the issuance of the Bonds, Pledgor has entered into the Credit Agreement and arranged for the Bank to issue a Letter of Credit dated September 7, 2006 (the "Letter of Credit") thereunder which may be used, inter alia, to pay the purchase price of the Purchased Bonds (to the extent moneys drawn under the Letter of Credit are used to purchase Purchased Bonds, such Purchased Bonds are hereinafter referred to as "Pledged Bonds"); and

          WHEREAS, this Agreement is a pledge agreement for purposes of the Indenture and the Credit Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Bank to enter into the Credit Agreement that Pledgor shall have executed and delivered this Agreement to the Bank;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to enter into the Credit Agreement and issue the Letter of Credit thereunder and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with the Bank as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meanings when used herein.

          2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to the Bank all its right, title and interest to the Pledged Bonds as the same may be from time to time delivered to the Trustee by the holders thereof and hereby grants to the Bank a first lien on, and security interest in, its right, title and interest in and to the Pledged Bonds, the interest thereon and all proceeds thereof, as collateral security for the prompt and complete payment when due of all amounts due in respect of the obligations of Pledgor set forth in Sections 2.2.2, 2.2.3 and 2.2.5 of the Credit Agreement and interest on such amounts as set forth in Section 2.1.5 of the Credit Agreement (all the foregoing being hereinafter called the "Obligations").

          3. Payments on the Bonds. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any principal or interest payment in respect of the Pledged Bonds, Pledgor agrees to accept the same as the Bank's agent and to hold the same in trust on behalf of the Bank and to deliver the same forthwith to the Bank. All sums of money so paid in respect of the Pledged Bonds which are received by Pledgor and paid to the Bank shall be credited against the obligations of Pledgor to the Bank in the manner set forth in Section 2.2.10 of the Credit Agreement. So long as no Default or Event of Default has occurred and is continuing, any amounts received by the Bank in respect of the stated interest on any Pledged Bonds in excess of any interest amounts then owing to the Bank pursuant to Section 2.1.5 of the Credit Agreement, shall, upon request of Pledgor, be remitted to Pledgor.

          4. Release of Pledged Bonds. If Pledgor makes or causes to be made to the Bank a payment in respect of its reimbursement obligation under Section
2.2.2 of the Credit Agreement or repays outstanding LC Loans, together with accrued interest thereon, pursuant to Section 2 above or such a prepayment is made on behalf of Pledgor pursuant to Section 2 above, the Bank agrees to release from the lien of this Agreement and deliver, or cause the Trustee to deliver (to the extent physical Bonds have been issued), to Pledgor or the Trustee for resale in accordance with Sections 4.3 of the Indenture, as the case may be, Pledged Bonds in a principal amount equal to the amount of the prepayment so made or to the principal amount of Pledged Bonds so purchased.

          5. Rights of the Bank. The Bank shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and is continuing, the Bank may thereafter, without notice, exercise all rights, privileges or options pertaining to any Pledged Bonds as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

          6. Remedies. In the event that any portion of the Obligations has been declared due and payable pursuant to the Credit Agreement, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Bonds, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver such Pledged Bonds, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of such Pledged Bonds so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released; provided that it is understood that any such sale of any Pledged Bonds shall constitute a release thereof for purposes of the Letter of Credit. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Bonds or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment, in whole or in part, of the Obligations in such order as the Bank may elect, Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Bank of any other amount required to be paid by any provision of law, including, without limitation, Section 9-504(1)
(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to Pledgor. Pledgor agrees that the Bank need not give more than 10 days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York. Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Bonds are insufficient to pay all amounts to which the Bank is entitled, and the fees of any attorneys employed by the Bank to collect such deficiency.

          7. Representations, Warranties and Covenants of Pledgor. Pledgor represents and warrants that: (a) on the date of delivery to the Bank of any Pledged Bonds described herein, none of the Issuer, the Remarketing Agent or the Trustee will have any right, title or interest in or to the Pledged Bonds; (b) it has, and on the date of delivery to the Bank of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms; (d) no consent of any other party (including, without limitation, creditors of Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Pledgor in connection with the execution, delivery or performance of this Agreement; (e) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor except as contemplated by this Agreement; and (f) the pledge of any Pledged Bonds pursuant to this Agreement will, upon delivery of such Pledged Bonds to the Bank, create a valid first lien on and a first perfected security interest in, all right, title and interest of Pledgor in and to such Pledged Bonds, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Bonds. Pledgor covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of any and all Persons.

          8. No Disposition, etc. Without the prior written consent of the Bank (which consent may only be given if such Pledged Bonds have previously been released from the lien of this Agreement pursuant to Section 4 hereof), Pledgor agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Bonds, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Bonds, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement and sale of the Pledged Bonds pursuant to Sections 4.1 and 4.2 of the Indenture.

          9. Further Assurances. Pledgor agrees that, at any time and from time to time upon the written request of the Bank, Pledgor will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement.

          10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11. No Waiver; Remedies Cumulative. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by the Credit Documents or by law.

          12. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Bank and, to the extent any such waiver, alteration, modification or amendment affects the Trustee, duly acknowledged by the Trustee. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Pledgor has caused this Bond Pledge Agreement to be duly executed and delivered on the day and year first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        as Pledgor


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager

Acknowledged and agreed as of the date
first above written.


COBANK, ACB, as Collateral Agent


By:
    ---------------------------------
Name: David B. Willis
Title: Managing Director,
       Project and Structured Finance
       Communications and Energy
       Banking Group

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee under the Indenture


By:
    ---------------------------------
Name:
Title:

                     Signature Page to Bond Pledge Agreement

     IN WITNESS WHEREOF, Pledgor has caused this Bond Pledge Agreement to be duly executed and delivered on the day and year first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        as Pledgor


                                        By:
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager

Acknowledged and agreed as of the
date first above written.

COBANK, ACB, as Collateral Agent


By:
    ---------------------------------
Name: David B. Willis
Title: Managing Director, Project and
       Structured Finance
       Communications and Energy
       Banking Group


J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee under the Indenture


By: /s/ Tamra Amos
    ---------------------------------
Name: TAMRA AMOS
Title: ASSISTANT VICE PRESIDENT

                     Signature Page to Bond Pledge Agreement

     IN WITNESS WHEREOF, Pledgor has caused this Bond Pledge Agreement to be duly executed and delivered on the day and year first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        as Pledgor


                                        By:
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


Acknowledged and agreed as of the
date first above written.


COBANK, ACB, as Collateral Agent


By: /s/ David B. Willis
    ---------------------------------
Name: David B. Willis
Title: Managing Director, Project and
       Structured Finance
       Communications and Energy
       Banking Group

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee under the Indenture


By:
    ---------------------------------
Name:
Title:

                     Signature Page to Bond Pledge Agreement